UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2025

URGENT.LY INC.

(Exact name of registrant, as specified in its charter)

Delaware	001-41841	46-2848640
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44927 George Washington Blvd, Suite 265, Office 209

Ashburn, VA 20147

(Address of principal executive

offices)

Registrant's telephone number, including area code: (571) 350-3600

Former name or former address, if changed since last report: 8609 Westwood Center Drive, Suite 810, Vienna, VA 22182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ULY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation of Chief Financial Officer

On August 5, 2025, Michael H. Port, Chief Financial Officer of Urgent.ly Inc. (the “Company”), separated from the Company effective immediately (the “Separation”). Mr. Port separated from the Company “without cause” as defined under the terms of his promotion letter with the Company, dated May 27, 2025 (the “Promotion Letter”). As previously disclosed, subject to Mr. Port’s compliance with the terms of the Promotion Letter including Mr. Port’s execution of the Company’s standard form of severance agreement and release of claims, Mr. Port will be entitled to the payments and benefits provided for by the Promotion Letter.

Appointments of Principal Financial Officer and Principal Accounting Officer

Effective as of the Separation, the Company’s board of directors (the “Board”) appointed (i) Matthew Booth, Chief Executive Officer of the Company, to serve as the Company’s principal financial officer in addition to his role as Chief Executive Officer, and (ii) Andrea Makkai, Corporate Controller of the Company, to serve as the Company’s principal accounting officer.

For Mr. Booth’s biographical information, see the disclosure included under the heading “Item 10. Directors, Executive Officers and Corporate Governance” included in Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”) on April 17, 2025, which disclosure is incorporated by reference herein.

There are no arrangements or understandings between Mr. Booth or Ms. Makkai and any other person pursuant to which he was appointed to serve as the Company’s principal financial officer or she was appointed to serve as the Company’s principal accounting officer. Mr. Booth does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. Mr. Booth has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act. Each of Mr. Booth and Ms. Makkai is continuing under the terms of his or her existing compensation arrangement with the Company.

Ms. Makkai will enter into the Company’s standard form of indemnification agreement for officers and directors, a copy of which was filed with the SEC on June 22, 2023 as Exhibit 10.5 to the Company’s Registration Statement on Form S-4/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 8, 2025

URGENT.LY INC.

By:	/s/ Matthew Booth
Matthew Booth
Chief Executive Officer